SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) June 25, 1999

                        BIOJECT MEDICAL TECHNOLOGIES INC.
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               (Exact Name of Registrant as Specified in Charter)


                                     Oregon
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                 (State or Other Jurisdiction of Incorporation)



      0-15360                                          93-1099680
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(Commission File Number)                     (IRS Employer Identification No.)


      7620 S.W. Bridgeport Road
         Portland, Oregon                                   97224
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(Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code (503) 639-7221



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)






                               Page 1 of 8 Pages
                             Exhibit Index on Page 4



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Item 5.   Other Events

The press release attached as Exhibit 99.1 is incorporated by reference herein.


Item 7.  Exhibits

99.1     Press release dated June 25, 1999


















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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       BIOJECT MEDICAL TECHNOLOGIES INC.



Date: June 25, 1999                   By  /s/ Michael A. Temple
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                                          Michael A. Temple
                                          Vice President, Chief Financial
                                             Officer and Secretary


















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                                  Exhibit Index
Exhibit
Number         Exhibit                                                 Page
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99.1           Press release dated June 25, 1999























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